UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		000-22117	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 1, 2020, Silgan Holdings Inc. (the “Company”), through certain of its wholly owned subsidiaries, completed the acquisition (the “Acquisition”) of the dispensing business (the “Business”) of the Albéa Group pursuant to the Securities and Assets Sale Agreement, dated April 21, 2020 (the “SPA”), by and among Silgan Dispensing Systems Holdings Company, Silgan International Holdings B.V., Silgan Dispensing Systems Brazil Packaging Industry Ltda. and Silgan Dispensing Systems (Wuxi) Co., Ltd. (collectively, “the Buyers”), the Company, and Twist Beauty Packaging S.A.S., Twist Beauty Packaging Holdings France S.A.S., Albéa Services S.A.S., Twist Beauty Packaging Holdings Corp., Twist Beauty Packaging Holdings Mexico S. DE R.L DE CV and Albéa Packaging (Suzhou) Co. Ltd. A description of the SPA is included in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2020, which description is incorporated herein by reference. Pursuant to the SPA, the Buyers and certain of their subsidiaries acquired all of the outstanding equity interests of all subsidiaries of the Albéa Group that are engaged in the Business and certain assets of a subsidiary of the Albéa Group in China related to the Business. The purchase price for the Acquisition was $900 million in cash and is subject to certain adjustments for working capital, other current assets and current liabilities and net indebtedness as provided in the SPA. The Company funded the purchase price for the Acquisition and related costs and expenses through term and revolving loan borrowings under its amended and restated senior secured credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an   Off-Balance Sheet Arrangement of Registrant.
On June 1, 2020, the Company borrowed $900 million of delayed draw term A-1 loans under an incremental term loan commitment agreement entered into pursuant to the Company's amended and restated senior secured credit facility in order to fund the purchase price for the Acquisition and related costs and expenses. A description of the incremental term loan commitment agreement is included in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2020, which description is incorporated herein by reference. A description of the Company's amended and restated senior secured credit facility is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission on March 2, 2020, which description is incorporated herein by reference.

Section 8—Other Events

Item 8.01 Other Events.

On June 1, 2020, the Company issued a press release announcing the completion of the
Acquisition. A copy of this press release is filed herewith and attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 1, 2020 announcing the completion of the acquisition of Albéa's global dispensing business.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
Counsel and Secretary

Date: June 1, 2020

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